UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        October 2, 2008 (October 1, 2008)
                        ---------------------------------
                Date of Report (Date of earliest event reported)


Commission                 Exact name of registrant as specified      IRS
File Number                in its charter; State or other           Employer
                           jurisdiction of incorporation          Identification
                           or organization                             No.
-----------------------    ---------------------------------- ------------------
  001-14881               MIDAMERICAN ENERGY HOLDINGS COMPANY      94-2213782
                              (An Iowa Corporation)
                           666 Grand Avenue, Suite 500
                           Des Moines, Iowa 50309-2580
                                  515-242-4300

                                       N/A
--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events

     On October 2, 2008, MidAmerican Energy Holdings Company ("MidAmerican") and Constellation Energy Group, Inc. ("Constellation Energy") issued a joint press release announcing that the companies have entered into a letter agreement (the "Letter Agreement"), dated October 1, 2008, whereby MidAmerican waived its right to terminate that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Constellation Energy, MidAmerican and MEHC Merger Sub Inc. ("Merger Sub"), pursuant to Section 9.1(h) thereof. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the Letter Agreement is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits


Exhibit No.          Description
-----------          -----------

99.1 Joint Press Release of MidAmerican Energy Holding Company and Constellation Energy Group, Inc., dated October 2, 2008.

99.2                 Letter Agreement, dated October 1, 2008.

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



Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between MidAmerican and Constellation Energy and the expected timing and completion of the transaction. You can typically identify forward-looking statements by the use of forward-looking words, such as "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast," and similar terms. These statements are based upon MidAmerican's current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from those expressed or implied by MidAmerican's forward-looking statements. These factors include, among others:

o the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all;

o general economic, political and business conditions in the jurisdictions in which MidAmerican's facilities are located;

o changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;

o changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;

o the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

o changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican's ability to obtain long-term contracts with customers;

o changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

o the financial condition and creditworthiness of MidAmerican's significant customers and suppliers;

o    changes in business strategy or development plans;

o    availability, terms and deployment of capital;

o performance of MidAmerican's generation facilities, including unscheduled outages or repairs;

o    risks relating to nuclear generation;

o the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

o the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

o    changes in MidAmerican's and its subsidiaries' credit ratings;

o unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

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

o the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;

o MidAmerican's ability to successfully integrate future acquired operations into its business;

o other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and

o other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MIDAMERICAN ENERGY HOLDINGS COMPANY
                         -----------------------------------
                                    (Registrant)
Date:  October 2, 2008
                               /s/ Douglas L. Anderson
                               -----------------------
                                Douglas L. Anderson
                               Senior Vice President
                                and General Counsel


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



                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1 Joint Press Release of MidAmerican Energy Holding Company and Constellation Energy Group, Inc., dated October 2, 2008.
99.2               Letter Agreement, dated October 1, 2008.



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